EXHIBIT 99
----------

                   AMLI RESIDENTIAL PROPERTIES TRUST
                     FINANCIAL AND OPERATING DATA
                          September 30, 1997


           1.    Funds from Operations

           2.    Statements of Operations

           3.    Balance Sheets

           4.    Selected Financial Information

           5.    Debt

           6.    Debt Maturities

           7.    Same Community Comparison - Wholly-Owned
                 - three months ended September 30, 1997 and 1996

           8.    Same Community Comparison - Wholly-Owned
                 - nine months ended September 30, 1997 and 1996

           9.    Same Community Comparison - Wholly-Owned
                 & Co-Investments
                 - three months ended September 30, 1997 and 1996

           10.   Same Community Comparison - Wholly-Owned
                 & Co-Investments
                 - nine months ended September 30, 1997 and 1996

           11.   Property Information

           12.   Property EBITDA

           13.   Development Activities

AMLI RESIDENTIAL PROPERTIES TRUST
FUNDS FROM OPERATIONS
Unaudited - Dollars in thousands except per share data

                                                    THREE MONTHS ENDED              NINE MONTHS ENDED
                                                       SEPTEMBER 30,                  SEPTEMBER 30,
                                                --------------------------     --------------------------
                                                   1997            1996            1997           1996
                                                ----------      ----------      ----------     ----------
REVENUES
--------
Property revenues:
  Rental. . . . . . . . . . . . . . . . . .       $ 20,035        $ 18,223        $ 57,996       $ 53,420
  Other . . . . . . . . . . . . . . . . . .          1,167             902           3,161          2,427
                                                  --------        --------        --------       --------
      Total Property Revenues . . . . . . .         21,202          19,125          61,157         55,847
                                                  --------        --------        --------       --------
Property operating expenses . . . . . . . .         (8,482)         (7,858)        (23,935)       (22,729)
Property management fees. . . . . . . . . .           (539)           (478)         (1,547)        (1,396)
                                                  --------        --------        --------       --------
    Property expenses . . . . . . . . . . .         (9,021)         (8,336)        (25,482)       (24,125)
Operating expense ratio . . . . . . . . . .          42.5%           43.6%           41.7%          43.2%
                                                  --------        --------        --------       --------
      Net operating income. . . . . . . . .         12,181          10,789          35,675         31,722
                                                  --------        --------        --------       --------

OTHER INCOME
------------
  Share of income (loss) from Service Cos..            183              (8)            260           (159)
  Interest from Service Companies (1) . . .            289             216             729            584
  Other interest. . . . . . . . . . . . . .            172              24             399            149
  Share of partnerships FFO (2) . . . . . .            904             593           2,391          1,335
  Fee income - acquisitions and dispositions         --              --                137            250
  Fee income - developments . . . . . . . .            573             363           1,174            494
  Fee income - asset management . . . . . .            151             143             455            363
  Other . . . . . . . . . . . . . . . . . .            188              35             277            105
                                                  --------        --------        --------       --------
      Total other income. . . . . . . . . .          2,460           1,366           5,822          3,121
General and administrative. . . . . . . . .           (680)           (575)         (2,153)        (1,703)
                                                  --------        --------        --------       --------
EBITDA. . . . . . . . . . . . . . . . . . .         13,961          11,580          39,344         33,140
                                                  --------        --------        --------       --------
Interest expense. . . . . . . . . . . . . .         (2,619)         (3,167)         (8,151)        (8,981)
Amortization of deferred costs. . . . . . .           (105)           (253)           (435)        (1,104)
                                                  --------        --------        --------       --------
Funds from operations (FFO) . . . . . . . .       $ 11,237        $  8,160        $ 30,758       $ 23,055
                                                  ========        ========        ========       ========




AMLI RESIDENTIAL PROPERTIES TRUST
FUNDS FROM OPERATIONS - CONTINUED
Unaudited - Dollars in thousands except per share data

                                                   THREE MONTHS ENDED                NINE MONTHS ENDED
                                                       SEPTEMBER 30,                   SEPTEMBER 30,
                                                --------------------------     --------------------------
                                                   1997            1996            1997           1996
                                                ----------      ----------      ----------     ----------

Capital expenditures paid from FFO. . . . .           (825)           (454)         (2,705)        (1,181)
Other - share of Co-investments Cap exp . .            (54)            (12)           (154)           (33)
                                                  --------        --------        --------       --------
Funds available for distribution (FAD). . .       $ 10,358        $  7,694        $ 27,899       $ 21,841
                                                  ========        ========        ========       ========

FFO per share . . . . . . . . . . . . . . .       $   0.55        $   0.52        $   1.58       $   1.48
FAD per share . . . . . . . . . . . . . . .       $   0.50        $   0.49        $   1.43       $   1.40
Dividend per share. . . . . . . . . . . . .       $   0.43        $   0.43        $   1.29       $   1.29

Dividend as a % of FFO. . . . . . . . . . .          78.6%           83.2%           81.8%          87.3%
Dividend as a % of FAD. . . . . . . . . . .          85.3%           88.3%           90.0%          92.2%



Notes:

(1)   Includes $163 in quarterly interest on 13% notes receivable and interest on working capital advances.
(2)   Share of income plus share of depreciation; share of depreciation were $680 and $419 for the three months ended September 30, 1997 and 1996, respectively, and $1,834 and $951, for the nine months ended September 30, 1997 and 1996, respectively.



AMLI RESIDENTIAL PROPERTIES TRUST
STATEMENTS OF OPERATIONS
Unaudited - Dollars in thousands except per share data


                                                   THREE MONTHS ENDED               NINE MONTHS ENDED
                                                      SEPTEMBER 30,                   SEPTEMBER 30,
                                                --------------------------      -------------------------
                                                   1997            1996            1997           1996
                                                ----------      ----------      ----------     ----------

REVENUES
--------
Property Revenue:
  Rental. . . . . . . . . . . . . . . . . .       $ 20,035        $ 18,223        $ 57,996       $ 53,420
  Other . . . . . . . . . . . . . . . . . .          1,167             902           3,161          2,427
Interest and share of income (loss) from
  Service Cos.. . . . . . . . . . . . . . .            472             208             989            425
Other interest. . . . . . . . . . . . . . .            172              24             399            149
Share of income from co-investment
  partnerships. . . . . . . . . . . . . . .            224             174             557            383
Fees from co-investment partnerships. . . .            912             541           2,043          1,213
                                                  --------        --------        --------       --------
    Total revenues. . . . . . . . . . . . .         22,982          20,072          65,145         58,017
                                                  --------        --------        --------       --------

EXPENSES
--------
Personnel . . . . . . . . . . . . . . . . .          1,953           1,704           5,498          5,025
Advertising and promotion . . . . . . . . .            559             519           1,548          1,469
Utilities . . . . . . . . . . . . . . . . .          1,097           1,165           3,031          3,232
Building repairs and maintenance. . . . . .          1,706           1,344           4,269          3,641
Landscaping and grounds maintenance . . . .            474             436           1,353          1,291
Real estate taxes . . . . . . . . . . . . .          2,167           2,136           6,801          6,429
Insurance . . . . . . . . . . . . . . . . .            243             251             641            738
Other operating expenses. . . . . . . . . .            283             303             794            904
Property management fees. . . . . . . . . .            539             478           1,547          1,396
Interest, net of capitalized. . . . . . . .          2,619           3,167           8,151          8,981
Amortization of deferred costs. . . . . . .            105             253             435          1,104
Depreciation of real property . . . . . . .          2,457           2,259           7,149          6,513
Depreciation of personal property . . . . .            871             700           2,432          1,841
General and administrative. . . . . . . . .            680             575           2,153          1,703
                                                  --------        --------        --------       --------
    Total expenses. . . . . . . . . . . . .         15,753          15,290          45,802         44,267
                                                  --------        --------        --------       --------





AMLI RESIDENTIAL PROPERTIES TRUST
STATEMENTS OF OPERATIONS - CONTINUED
Unaudited - Dollars in thousands except per share data


                                                   THREE MONTHS ENDED               NINE MONTHS ENDED
                                                      SEPTEMBER 30,                   SEPTEMBER 30,
                                                --------------------------      -------------------------
                                                   1997            1996            1997           1996
                                                ----------      ----------      ----------     ----------

Non-recurring item - gain on sale of
  interest rate caps. . . . . . . . . . . .          --              --              --               584
                                                  --------        --------        --------       --------
Income before taxes, minority interest
  and extraordinary item. . . . . . . . . .          7,229           4,782          19,343         14,334
Income taxes. . . . . . . . . . . . . . . .          --              --              --             --
                                                  --------        --------        --------       --------
Income before minority interest and
  extraordinary items . . . . . . . . . . .          7,229           4,782          19,343         14,334

Minority interest . . . . . . . . . . . . .          1,062             878           2,973          2,605
                                                  --------        --------        --------       --------
Income before and extraordinary items . . .          6,167           3,904          16,370         11,729
Extraordinary items, net of
  minority interest . . . . . . . . . . . .            (19)          --               (196)        (1,118)
                                                  --------        --------        --------       --------
Net income. . . . . . . . . . . . . . . . .          6,148           3,904          16,174         10,611
Net income allocable to preferred shares. .            473             473           1,419          1,273
                                                  --------        --------        --------       --------
Net income allocable to common shares . . .       $  5,675        $  3,431        $ 14,755       $  9,338
                                                  ========        ========        ========       ========

INCOME PER COMMON SHARE:
-----------------------
  Before extraordinary items. . . . . . . .       $   0.35        $   0.28        $   0.97       $   0.88
  Extraordinary item. . . . . . . . . . . .       $   0.00        $   0.00        $  (0.01)      $  (0.09)
  Income per common share . . . . . . . . .       $   0.35        $   0.28        $   0.96       $   0.78
                                                  ========        ========        ========       ========





AMLI RESIDENTIAL PROPERTIES TRUST
STATEMENTS OF OPERATIONS - CONTINUED
Unaudited - Dollars in thousands except per share data


                                                   THREE MONTHS ENDED               NINE MONTHS ENDED
                                                      SEPTEMBER 30,                   SEPTEMBER 30,
                                                --------------------------      -------------------------
                                                   1997            1996            1997           1996
                                                ----------      ----------      ----------     ----------

FUNDS FROM OPERATIONS
---------------------
Income before taxes, minority interest
  and extraordinary item. . . . . . . . . .       $  7,229        $  4,782        $ 19,343       $ 14,334

Depreciation of real property . . . . . . .          2,457           2,259           7,149          6,513
Depreciation of personal property . . . . .            871             700           2,432          1,841
Non-recurring items . . . . . . . . . . . .          --              --              --              (584)
Other - share of Co-investments
  depreciation. . . . . . . . . . . . . . .            680             419           1,834            951
                                                  --------        --------        --------       --------

Funds from operations (FFO) . . . . . . . .       $ 11,237        $  8,160        $ 30,758       $ 23,055
FFO per share . . . . . . . . . . . . . . .       $   0.55        $   0.52        $   1.58       $   1.48

Capital expenditures paid from FFO. . . . .           (825)           (454)         (2,705)        (1,181)
Other - Share Co-investments
  capital expenditures. . . . . . . . . . .            (54)            (12)           (154)           (33)
                                                  --------        --------        --------       --------
Funds available for distribution (FAD). . .       $ 10,358        $  7,694        $ 27,899       $ 21,841
                                                  ========        ========        ========       ========
FAD per share . . . . . . . . . . . . . . .       $   0.50        $   0.49        $   1.43       $   1.40

Dividends per share . . . . . . . . . . . .       $   0.43        $   0.43        $   1.29       $   1.29
                                                  ========        ========        ========       ========
Dividends as a % of FFO . . . . . . . . . .          78.6%           83.2%           81.8%          87.3%

Dividends as a % of FAD . . . . . . . . . .          85.3%           88.3%           90.0%          92.2%
                                                  ========        ========        ========       ========







AMLI RESIDENTIAL PROPERTIES TRUST
CONDENSED BALANCE SHEETS
Unaudited - Dollars in thousands except per share data



                                                               SEPT. 30,         DEC. 31,
                                                                 1997              1996
                                                               --------          --------
ASSETS
------
Rental apartments
  Land. . . . . . . . . . . . . . . . . . . . . . . . .         $ 67,268         $ 59,854
  Depreciable property. . . . . . . . . . . . . . . . .          428,428          373,140
                                                                --------         --------
                                                                 495,696          432,994
  Less accumulated depreciation . . . . . . . . . . . .          (60,004)         (50,478)
                                                                --------         --------

                                                                 435,692          382,516

Properties under development. . . . . . . . . . . . . .           68,630           62,525
Investments in partnerships . . . . . . . . . . . . . .           47,349           30,669
Cash and cash equivalents . . . . . . . . . . . . . . .            1,516           10,291
Security deposits . . . . . . . . . . . . . . . . . . .            1,920            1,737
Deferred costs, net . . . . . . . . . . . . . . . . . .            3,002            2,139
Other assets. . . . . . . . . . . . . . . . . . . . . .           16,539           14,480
                                                                --------         --------
Total assets. . . . . . . . . . . . . . . . . . . . . .         $574,648         $504,357
                                                                ========         ========





AMLI RESIDENTIAL PROPERTIES TRUST
CONDENSED BALANCE SHEETS - CONTINUED
Unaudited - Dollars in thousands except per share data



                                                               SEPT. 30,         DEC. 31,
                                                                 1997              1996
                                                               --------          --------
LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------
Debt. . . . . . . . . . . . . . . . . . . . . . . . . .         $235,692         $202,013
Accrued interest payable. . . . . . . . . . . . . . . .            1,035            1,161
Accrued real estate taxes . . . . . . . . . . . . . . .            7,665            6,978
Construction costs payable. . . . . . . . . . . . . . .            7,194            2,263
Security deposits and prepaid rents . . . . . . . . . .            2,377            2,757
Other liabilities . . . . . . . . . . . . . . . . . . .            2,438            2,292
                                                                --------         --------

    Total liabilities . . . . . . . . . . . . . . . . .          256,401          217,464
                                                                --------         --------

Minority interest . . . . . . . . . . . . . . . . . . .           46,746           44,871
                                                                --------         --------

Shareholders' equity
  Preferred shares, $.01 par value. . . . . . . . . . .               11               11
  Shares of beneficial interest, $.01 par value . . . .              166              148
  Additional paid-in capital. . . . . . . . . . . . . .          335,690          301,098
  Retained earnings . . . . . . . . . . . . . . . . . .           10,719           (5,455)
  Dividends paid. . . . . . . . . . . . . . . . . . . .          (75,085)         (53,780)
                                                                --------         --------

    Total shareholders' equity. . . . . . . . . . . . .          271,501          242,022
                                                                --------         --------

Total liabilities and shareholders' equity. . . . . . .         $574,648         $504,357
                                                                ========         ========







                                      Amli Residential Properties Trust
                                  Selected Quarterly Financial Information
                                             September 30, 1997
                              (dollars in thousands except for per share data)
                                             Quarter Ending
                    -------------------------------------------------------------
                        Sep 30       Jun 30      Mar 31      Dec 31       Sep 30
                         1997         1997        1997        1996         1996
                       --------     --------    --------    --------     --------
Total Debt             $235,692     $238,061    $220,964    $202,013     $233,567
Total Debt (1)         $289,097      290,699     271,738     240,593      270,374

Total Shares and
 Units Outstanding
 (2)                  20,675,333   18,976,280  18,968,168  18,862,132   15,798,892
Value per Common
 Share - end of
 quarter               $ 23.250       23.625      23.000      23.375       20.875

Total Equity
 (Market Value) -
 end of quarter        $480,701      448,315     436,268     440,902      329,802

Total Market
 Capitalization        $716,393      686,376     657,232     642,915      563,369
Total Market
 Capitalization (1)    $769,798      739,014     708,006     681,495      600,176
                       ========     ========    ========    ========     ========

Total Revenues (3)     $ 22,982     $ 21,313    $ 20,850    $ 20,254     $ 20,072
EBITDA (4)               13,961       12,861      12,522      12,155       11,580

FFO                      11,237        9,888       9,633       8,954        8,160
FAD                      10,358        9,073       8,468       8,175        7,694

Dividends Paid            8,889        8,158       8,111       6,794        6,792

Debt service
 (net of capitalized
 interest)                3,154        3,420       3,195       3,462        3,645
Interest Expense          2,619        2,886       2,646       2,935        3,167

G & A Expense               680          706         767         650          575

Total Shares and
 Units Outstanding
 - Wtd. Avg.          20,461,533   18,973,232  18,882,000  16,948,000   15,798,000
                      ==========   ==========  ==========  ==========   ==========




                                      Amli Residential Properties Trust
                            Selected Quarterly Financial Information - CONTINUED
                                             September 30, 1997
                              (dollars in thousands except for per share data)

                                             Quarter Ending
                    -------------------------------------------------------------
                        Sep 30       Jun 30      Mar 31      Dec 31       Sep 30
                         1997         1997        1997        1996         1996
                       --------     --------    --------    --------     --------
Debt Service
 Coverage Ratio            4.43         3.76        3.92        3.51         3.18
Interest Coverage Ratio    5.33         4.46        4.73        4.14         3.66

Debt as % of Total
 Market Capitalization   32.90%       34.68%      33.62%      31.42%       41.46%
Debt as % of Total
 Market Capitalization (1)37.55%      39.34%      38.38%      35.30%       45.05%
EBITDA as % of Total
 Market Capitalization    7.80%        7.50%       7.62%       7.56%        8.22%
FFO as % of Total
 Market Equity            9.35%        8.82%       8.83%       8.12%        9.90%

G&A as % of Total
 Market Capitalization    0.38%        0.41%       0.47%       0.40%        0.41%
G&A as % of Total Revenues2.96%        3.31%       3.68%       3.21%        2.86%

Dividends as % of FFO (5) 78.6%        82.5%       84.3%       81.4%        83.2%
Dividends as % of FAD (5) 85.3%        89.9%       95.9%       89.1%        88.3%
                       ========     ========    ========    ========     ========

Apartment Units -
 Wholly Owned
  In Operation           10,782       10,364       9,824       9,824        9,824
  Under Development       2,032        2,296       2,444       1,404        1,404
Apartment Units -
 Co-Investments
  In Operation            5,037        4,815       4,815       3,677        3,677
  Under Development       1,754        1,324       1,324       1,324        1,324
                       --------     --------    --------    --------     --------
    Total Units          19,605       18,799      18,407      16,229       16,229
                       ========     ========    ========    ========     ========

   (1)  Including proportionate share of debt of Co-investment partnerships accounted for using the equity method.
   (2)  End of the quarter - includes 1,100,000 preferred shares convertible to common shares.
   (3)  Excluding non-recurring gain of $751 in the third quarter of 1996.
   (4)  Includes other income, net of G & A expenses.
   (5)  Based on per share amounts.

                                      AMLI RESIDENTIAL PROPERTIES TRUST
                                       PORTFOLIO INDEBTEDNESS SUMMARY
                                             September 30, 1997
                                           (Dollars in thousands)


                                              Percent of                     Weighted Ave.        Years to
Type of Indebtedness            Balance         Total          Interest      Interest Rate        Maturity
--------------------           ---------      ----------      ----------     -------------        --------

Conventional Fixed Rate         $156,192          66.3%          Fixed              7.72%            6.5
Tax-exempt Variable Rate          40,750          17.3%        Variable             4.78%            5.0
Credit Facilities                 38,000          16.1%        Variable             7.00%            2.7
Other                                750           0.3%          Fixed              4.00%            --
                                --------         ------                             -----           ----
Total                           $235,692         100.0%                             7.09%            5.7
                                ========         ======                             =====           ====

                               Balance
                              including
                               share of
                            Co-Investment    Percent of                      Weighted Ave.        Years to
Type of Indebtedness            Debt            Total          Interest      Interest Rate        Maturity
--------------------        -------------    -----------      ----------     -------------        --------

Conventional Fixed Rate         $209,597          72.5%          Fixed              7.74%            6.6
Tax-exempt Variable Rate          40,750          14.1%        Variable             4.78%            5.0
Credit Facilities                 38,000          13.1%        Variable             7.00%            2.7
Other                                750           0.3%          Fixed              4.00%            --
                                --------         ------                             -----           ----
Total                           $289,097         100.0%                             7.22%            5.8
                                ========         ======                             =====           ====


AMLI RESIDENTIAL PROPERTIES TRUST
DEBT MATURITIES
SEPTEMBER 30, 1997
Unaudited - Dollars in thousands

                                                                                 There-              % to
                                   1997     1998      1999    2000    2001       after      Total    Total
                                 -------  -------   ------- -------  -------   --------   --------  ------
Fixed Rate Mortgages             $ 8,579  $12,951   $ 2,269 $ 2,441  $ 2,658   $127,294   $156,192   66.3%
Tax Exempt Bonds*                                                                40,750     40,750   17.3%
Wachovia/First Chicago
 Line of Credit                                              38,000                         38,000   16.1%
Other                                750                                                       750    0.3%
                                 -------  -------   ------- -------  -------   --------   --------  ------

Total Loans                      $ 9,329  $12,951   $ 2,269 $40,441  $ 2,658   $168,044   $235,692  100.0%
                                 =======  =======   ======= =======  =======   ========   ========  ======

  Percent to Total                  4.0%     5.5%      1.0%   17.2%     1.1%      71.2%     100.0%   81.5%
                                 =======  =======   ======= =======  =======   ========   ========  ======

SHARE OF CO-INVESTMENT DEBT

Prudential Ins. -
  Park Place (25%)                    13       53     3,054                                  3,120    5.8%
Nationwide Life Ins. -
  Greenwood Forest (15%)                        3         5       5        6      1,725      1,744    3.3%
Lincoln National Ins. -
  Champions Park (15%)             1,350                                                     1,350    2.5%
Prudential Ins. -
  Champions Centre (15%)               2        9        10      11       12        956      1,000    1.9%
Allstate Life Ins. -
  Windbrooke (15%)                             14        16      18       20      1,657      1,725    3.2%
CIGNA -
  Chevy Chase (33%)                   40      165       177     189      202      8,987      9,760   18.3%
Northwestern Mutual Life Ins. -
  Willowbrook (40%)                   33      139       150     162      175      9,098      9,757   18.3%
Phoenix Mutual -
  Willeo Creek (30%)                   8       49        53      56       60      2,758      2,984    5.6%
Northwestern Mutual Life Ins. -
  Pleasant Hill (40%)                 17       69        75      82       90      5,585      5,918   11.1%
Northwestern Mutual Life Ins. -
  Barrett Lakes (35%)                                    71      77       84      4,146      4,378    8.2%




AMLI RESIDENTIAL PROPERTIES TRUST
DEBT MATURITIES - CONTINUED



                                                                                 There-              % to
                                   1997     1998      1999    2000    2001       after      Total    Total
                                 -------  -------   ------- -------  -------   --------   --------  ------
Erie Insurance -
  River Park (40%)                                       20      51       55      3,041      3,167    5.9%
Prudential Ins. -
  Amli at Danada (10%)                                   17      25       27      2,381      2,450    4.6%
Phoenix Home Life -
  Amli at Verandah (35%)                                 55      88       94      5,692      5,929   11.1%
Northwestern Mutual Life
  Ins - Northwinds (35%)                                                          --         --       0.0%
Central Bank, Trustee -
  Prairie Court (1%)                                     73                                     73    0.1%
Erie Insurance -
  Towne Creek (1%)                                       50                                     50    0.1%
                                 -------  -------   ------- -------   ------   --------   --------  ------
Total Share of
 Co-Investment Loans             $ 1,463  $   501   $ 3,826 $   764   $  825   $ 46,026   $ 53,405  100.0%
                                 =======  =======   ======= =======   ======   ========   ========  ======
  Percent to Total                  2.7%     0.9%      7.2%    1.4%     1.5%      86.3%     100.0%   18.5%
                                 =======  =======   ======= =======   ======   ========   ========  ======
Total Including Share
 of Co-Investment Debt           $10,792  $13,452   $ 6,095 $41,205   $3,483   $214,070   $289,097  100.0%
                                 =======  =======   ======= =======   ======   ========   ========  ======
Percent to Total                    3.7%     4.7%      2.1%   14.3%     1.2%      74.0%     100.0%  100.0%
                                 =======  =======   ======= =======   ======   ========   ========  ======


     *  The Bonds mature in October 2024, but the credit enhancement expires on October 15, 2002.



          AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED PROPERTIES)
             THREE MONTHS ENDED SEPTEMBER 30, 1997 VERSUS THREE MONTHS ENDED SEPTEMBER 30, 1996

Excluding Autumn Chase II, Gleneagles II, Crown Colony II, Regents III, Vinings Square, Vinings II, Peachtree City
and South Gwinett


                                        7/1/97-9/30/97 Budget                     7/1/96-9/30/96
                         No. of---------------------------------     %    --------------------------------
                          Apts.  Amount/%  Per Unit    Per Sq Ft  Change     Amount/%   Per Unit Per Sq Ft
                        -------  --------  --------   ----------  ------   ----------   -------- ---------
                       <c)

WEIGHTED AVG. OCCUPANCY
-----------------------
  Dallas                  4,088     95.4%                           0.5%        94.9%
  Atlanta                 2,420     93.1%                          -1.3%        94.3%
  Austin                    935     95.0%                           3.0%        92.3%
  Indianapolis              996     90.8%                          -2.8%        93.5%
  Eastern Kansas            908     91.1%                          -2.0%        93.0%
  Chicago                   253     95.5%                           1.6%        94.1%
                                    -----                          -----        -----
     Weighted Average               93.9%                          -0.3%        94.2%
                         ------     =====                          =====        =====
        Total             9,600
                         ======

WEIGHTED AVG. RENTAL RATE
-------------------------
  Dallas                                       $637                 2.4%                    $622
  Atlanta                                      $726                -0.2%                    $728
  Austin                                       $642                -2.4%                    $658
  Indianapolis                                 $570                 0.8%                    $565
  Eastern Kansas                               $650                 0.1%                    $649
  Chicago                                      $905                 3.4%                    $875
                                               ----                 ----                    ----
     Weighted Average                          $662                 0.9%                    $656
                                               ====                 ====                    ====





    AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED PROPERTIES) - CONTINUED
             THREE MONTHS ENDED SEPTEMBER 30, 1997 VERSUS THREE MONTHS ENDED SEPTEMBER 30, 1996

Excluding Autumn Chase II, Gleneagles II, Crown Colony II, Regents III, Vinings Square, Vinings II, Peachtree City
and South Gwinett

                                        7/1/97-9/30/97                            7/1/96-9/30/96
                               ---------------------------------     %    --------------------------------
                                 Amount/%  Per Unit    Per Sq Ft  Change     Amount/%   Per Unit Per Sq Ft
                                 --------  --------   ----------  ------   ----------   -------- ---------
TOTAL PROPERTY REVENUES                           Per Month                                 Per Month
-----------------------                          ----------                                ----------
Dallas                        $ 7,870,191    $  642        $0.78    4.1%  $ 7,563,361       $617     $0.75
Atlanta                       $ 5,170,520    $  712        $0.76   -0.5%  $ 5,197,198       $716     $0.77
Austin                        $ 1,814,760    $  647        $0.88    1.6%  $ 1,786,802       $637     $0.87
Indianapolis                  $ 1,660,676    $  556        $0.67   -1.9%  $ 1,692,192       $566     $0.69
Eastern Kansas                $ 1,740,710    $  639        $0.74    0.4%  $ 1,733,235       $636     $0.74
Chicago                       $   744,026    $  980        $1.15    7.1%  $   694,455       $915     $1.07
                              -----------    ------        -----   -----  -----------       ----     -----
    Total                     $19,000,883    $  660        $0.78    1.8%  $18,667,242       $648     $0.76
                              ===========    ======        =====   =====  ===========       ====     =====

PROPERTY OPERATING EXPENSES                     (ANNUALIZED)                              (ANNUALIZED)
---------------------------                     ------------                              ------------
  Dallas                      $ 3,732,179    $3,652        $4.42    2.3%  $ 3,647,670     $3,569     $4.32
  Atlanta                     $ 1,824,488    $3,016        $3.23    0.4%  $ 1,817,423     $3,004     $3.22
  Austin                      $   832,086    $3,560        $4.84    3.2%  $   806,640     $3,451     $4.69
  Indianapolis                $   701,508    $2,817        $3.42    5.3%  $   666,464     $2,677     $3.25
  Eastern Kansas              $   706,682    $3,113        $3.62   -0.9%  $   713,068     $3,141     $3.65
  Chicago                     $   391,935    $6,197        $7.25   -4.6%  $   410,813     $6,495     $7.60
                              -----------    ------        -----   -----  -----------     ------     -----
    Total                     $ 8,188,877    $3,412        $4.02    1.6%  $ 8,062,078     $3,359     $3.96
                              ===========    ======        =====   =====  ===========     ======     =====
Operating Efficiency                43.1%                                       43.2%
                              ===========                                 ===========

NET OPERATING INCOME                             PER MONTH                                   PER MONTH
--------------------                             ---------                                  ----------
  Dallas                      $ 4,138,012      $337        $0.41    5.7%  $ 3,915,691       $319     $0.39
  Atlanta                     $ 3,346,032      $461        $0.49   -1.0%  $ 3,379,775       $466     $0.50
  Austin                      $   982,675      $350        $0.48    0.3%  $   980,162       $349     $0.47
  Indianapolis                $   959,169      $321        $0.39   -6.5%  $ 1,025,728       $343     $0.42
  Eastern Kansas              $ 1,034,028      $380        $0.44    1.4%  $ 1,020,167       $375     $0.44
  Chicago                     $   352,091      $464        $0.54   24.1%  $   283,642       $374     $0.44
                              -----------      ----        -----   -----  -----------       ----     -----
    Total                     $10,812,007      $375        $0.44    2.0%  $10,605,165       $368     $0.43
                              ===========      ====        =====   =====  ===========       ====     =====
Operating Margin                    56.9%                                       56.8%
                              ===========                                 ===========





    AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED PROPERTIES) - CONTINUED
             THREE MONTHS ENDED SEPTEMBER 30, 1997 VERSUS THREE MONTHS ENDED SEPTEMBER 30, 1996

Excluding Autumn Chase II, Gleneagles II, Crown Colony II, Regents III, Vinings Square, Vinings II, Peachtree City
and South Gwinett

                                        7/1/97-9/30/97                            7/1/96-9/30/96
                               ---------------------------------     %    --------------------------------
                                 Amount/%  Per Unit    Per Sq Ft  Change     Amount/%   Per Unit Per Sq Ft
                                 --------  --------   ----------  ------   ----------   -------- ---------
CAPITAL EXPENDITURES                            (ANNUALIZED)                              (ANNUALIZED)
--------------------                            ------------                              ------------
  Dallas                      $   290,482      $284        $0.34   16.7%     $248,991       $244     $0.29
  Atlanta                     $   232,773      $385        $0.41  307.7%     $ 57,101       $ 94     $0.10
  Austin                      $   136,988      $586        $0.80  213.3%     $ 43,718       $187     $0.25
  Indianapolis                $    63,496      $255        $0.31   58.4%     $ 40,088       $161     $0.20
  Eastern Kansas              $    83,956      $370        $0.43   92.2%     $ 43,681       $192     $0.22
  Chicago                     $    11,044      $175        $0.20  -43.0%     $ 19,371       $306     $0.36
                              -----------      ----        -----  ------     --------       ----     -----
    Total                     $   818,739      $341        $0.40   80.8%     $452,949       $189     $0.22
                              ===========      ====        =====  ======     ========       ====     =====

REPAIRS AND MAINTENANCE                        (ANNUALIZED)                                (ANNUALIZED)
-----------------------                        ------------                                ------------
  Dallas                      $   759,187    $  743        $0.90   17.6%   $  645,545     $  632     $0.76
  Atlanta                     $   369,022    $  610        $0.65   51.1%   $  244,231     $  404     $0.43
  Austin                      $   137,053    $  586        $0.80   22.5%   $  111,891     $  479     $0.65
  Indianapolis                $   175,678    $  706        $0.86   21.8%   $  144,244     $  579     $0.70
  Eastern Kansas              $    94,855    $  418        $0.49    9.6%   $   86,551     $  381     $0.44
  Chicago                     $    88,435    $1,398        $1.64   -8.3%   $   96,448     $1,525     $1.78
                              -----------    ------        -----  ------   ----------     ------     -----
    Total                     $ 1,624,229    $  677        $0.80   22.2%   $1,328,911     $  554     $0.65
                              ===========    ======        =====  ======   ==========     ======     =====

REAL ESTATE TAXES                               (ANNUALIZED)                               (ANNUALIZED)
-----------------                               ------------                               ------------
  Dallas                      $ 1,037,024    $1,015        $1.23    2.2%   $1,014,894     $  993     $1.20
  Atlanta                     $   261,523    $  432        $0.46  -29.6%   $  371,363     $  614     $0.66
  Austin                      $   215,406    $  922        $1.25    3.9%   $  207,297     $  887     $1.20
  Indianapolis                $   177,732    $  714        $0.87   -0.7%   $  179,025     $  719     $0.87
  Eastern Kansas              $   212,667    $  937        $1.09   10.6%   $  192,334     $  847     $0.98
  Chicago                     $   118,818    $1,879        $2.20   -7.3%   $  128,183     $2,027     $2.37
                              -----------    ------        -----   -----   ----------     ------     -----
    Total                     $ 2,023,170    $  843        $0.99   -3.3%   $2,093,096     $  872     $1.03
                              ===========    ======        =====   =====   ==========     ======     =====



          AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED PROPERTIES)
              NINE MONTHS ENDED SEPTEMBER 30, 1997 VERSUS NINE MONTHS ENDED SEPTEMBER 30, 1996

Excluding Autumn Chase II, Gleneagles II, Crown Colony II, Regents III, Vinings Square, Vinings II, Peachtree City
and South Gwinett


                                         1/1/97-9/30/97                           1/1/96-9/30/96
                         No. of---------------------------------     %    --------------------------------
                          Apts.  Amount/%  Per Unit    Per Sq Ft  Change     Amount/%   Per Unit Per Sq Ft
                        -------  --------  --------   ----------  ------   ----------   -------- ---------
                       <c)

WEIGHTED AVG. OCCUPANCY
-----------------------
  Dallas                  4,088     94.6%                          -0.5%        95.0%
  Atlanta                 2,420     93.7%                          -0.7%        94.4%
  Austin                    935     94.1%                           0.8%        93.3%
  Indianapolis              996     92.0%                          -1.8%        93.7%
  Eastern Kansas            908     92.2%                           0.6%        91.6%
  Chicago                   253     93.1%                          -1.3%        94.2%
                                    -----                          -----        -----
     Weighted Average               93.8%                          -0.5%        94.2%
                         ------     =====                          =====        =====
        Total             9,600
                         ======

WEIGHTED AVG. RENTAL RATE
-------------------------
  Dallas                                       $631                 2.3%                    $617
  Atlanta                                      $726                 1.2%                    $718
  Austin                                       $644                -1.4%                    $653
  Indianapolis                                 $572                 1.2%                    $565
  Eastern Kansas                               $646                 0.5%                    $643
  Chicago                                      $916                 4.0%                    $881
                                               ----                 ----                    ----
     Weighted Average                          $659                 1.4%                    $650
                                               ====                 ====                    ====





    AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED PROPERTIES) - CONTINUED
              NINE MONTHS ENDED SEPTEMBER 30, 1997 VERSUS NINE MONTHS ENDED SEPTEMBER 30, 1996

Excluding Autumn Chase II, Gleneagles II, Crown Colony II, Regents III, Vinings Square, Vinings II, Peachtree City
and South Gwinett

                                        1/1/97-9/30/97                            1/1/96-9/30/96
                               ---------------------------------     %    --------------------------------
                                 Amount/%  Per Unit    Per Sq Ft  Change     Amount/%   Per Unit Per Sq Ft
                                 --------  --------   ----------  ------   ----------   -------- ---------
TOTAL PROPERTY REVENUES                           Per Month                                 Per Month
-----------------------                          ----------                                ----------
Dallas                        $23,071,598    $  627        $0.76    3.0%  $22,400,440       $609     $0.74
Atlanta                       $15,515,631    $  712        $0.76    1.3%  $15,314,782       $703     $0.75
Austin                        $ 5,370,924    $  638        $0.87    1.1%  $ 5,311,232       $631     $0.86
Indianapolis                  $ 5,025,998    $  561        $0.68    0.5%  $ 5,000,282       $558     $0.68
Eastern Kansas                $ 5,159,897    $  631        $0.73    2.1%  $ 5,052,868       $618     $0.72
Chicago                       $ 2,151,433    $  945        $1.11    2.7%  $ 2,095,002       $920     $1.08
                              -----------    ------        -----   -----  -----------       ----     -----
    Total                     $56,295,482    $  652        $0.77    2.0%  $55,174,607       $639     $0.75
                              ===========    ======        =====   =====  ===========       ====     =====

PROPERTY OPERATING EXPENSES                     (ANNUALIZED)                              (ANNUALIZED)
---------------------------                     ------------                              ------------
  Dallas                      $10,360,990    $3,379        $4.09   -1.8%  $10,545,735     $3,440     $4.16
  Atlanta                     $ 5,542,188    $3,054        $3.27    0.7%  $ 5,503,854     $3,032     $3.25
  Austin                      $ 2,491,407    $3,553        $4.83    5.5%  $ 2,361,979     $3,368     $4.58
  Indianapolis                $ 1,919,686    $2,570        $3.12    0.9%  $ 1,902,369     $2,547     $3.09
  Eastern Kansas              $ 1,999,504    $2,936        $3.41    1.1%  $ 1,978,068     $2,905     $3.38
  Chicago                     $ 1,269,821    $6,692        $7.83   -4.0%  $ 1,322,585     $6,970     $8.15
                              -----------    ------        -----   -----  -----------     ------     -----
    Total                     $23,583,595    $3,275        $3.86   -0.1%  $23,614,591     $3,280     $3.87
                              ===========    ======        =====   =====  ===========     ======     =====
Operating Efficiency                41.9%                                       42.8%
                              ===========                                  ==========

NET OPERATING INCOME                             PER MONTH                                   PER MONTH
--------------------                             ---------                                  ----------
  Dallas                      $12,710,608      $345        $0.42    7.2%  $11,854,705       $322     $0.39
  Atlanta                     $ 9,973,444      $458        $0.49    1.7%  $ 9,810,928       $450     $0.48
  Austin                      $ 2,879,517      $342        $0.46   -2.4%  $ 2,949,253       $350     $0.48
  Indianapolis                $ 3,106,312      $347        $0.42    0.3%  $ 3,097,912       $346     $0.42
  Eastern Kansas              $ 3,160,394      $387        $0.45    2.8%  $ 3,074,801       $376     $0.44
  Chicago                     $   881,612      $387        $0.45   14.1%  $   772,417       $339     $0.40
                              -----------      ----        -----   -----  -----------       ----     -----
    Total                     $32,711,887      $379        $0.45    3.6%  $31,560,016       $365     $0.43
                              ===========      ====        =====   =====  ===========       ====     =====
Operating Margin                    58.1%                                       57.2%
                              ===========                                 ===========




    AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED PROPERTIES) - CONTINUED
              NINE MONTHS ENDED SEPTEMBER 30, 1997 VERSUS NINE MONTHS ENDED SEPTEMBER 30, 1996

Excluding Autumn Chase II, Gleneagles II, Crown Colony II, Regents III, Vinings Square, Vinings II, Peachtree City
and South Gwinett

                                        1/1/97-9/30/97                            1/1/96-9/30/96
                               ---------------------------------     %    --------------------------------
                                 Amount/%  Per Unit    Per Sq Ft  Change     Amount/%   Per Unit Per Sq Ft
                                 --------  --------   ----------  ------   ----------   -------- ---------
CAPITAL EXPENDITURES                            (ANNUALIZED)                              (ANNUALIZED)
--------------------                            ------------                              ------------
  Dallas                      $ 1,385,195      $452        $0.55  147.7%   $  559,163       $182     $0.22
  Atlanta                     $   564,847      $311        $0.33  141.7%   $  233,674       $129     $0.14
  Austin                      $   300,879      $429        $0.58  113.9%   $  140,637       $201     $0.27
  Indianapolis                $   155,009      $208        $0.25   70.2%   $   91,100       $122     $0.15
  Eastern Kansas              $   167,230      $246        $0.29  107.4%   $   80,621       $118     $0.14
  Chicago                     $   100,564      $530        $0.62   48.5%   $   67,704       $357     $0.42
                              -----------      ----        -----  ------   ----------       ----     -----
    Total                     $ 2,673,723      $371        $0.44  128.0%   $1,172,899       $163     $0.19
                              ===========      ====        =====  ======   ==========       ====     =====

REPAIRS AND MAINTENANCE                        (ANNUALIZED)                                (ANNUALIZED)
-----------------------                        ------------                                ------------
  Dallas                      $ 1,815,743    $  592        $0.72    6.6%   $1,703,773     $  556     $0.67
  Atlanta                     $   886,377    $  488        $0.52   28.1%   $  691,736     $  381     $0.41
  Austin                      $   442,024    $  630        $0.86   36.1%   $  324,712     $  463     $0.63
  Indianapolis                $   416,109    $  557        $0.68   15.2%   $  361,336     $  484     $0.59
  Eastern Kansas              $   277,117    $  407        $0.47    6.7%   $  259,626     $  381     $0.44
  Chicago                     $   262,645    $1,384        $1.62   -6.2%   $  279,917     $1,475     $1.73
                              -----------    ------        -----  ------   ----------     ------     -----
    Total                     $ 4,100,015    $  569        $0.67   13.2%   $3,621,099     $  503     $0.59
                              ===========    ======        =====  ======   ==========     ======     =====

REAL ESTATE TAXES                               (ANNUALIZED)                               (ANNUALIZED)
-----------------                               ------------                               ------------
  Dallas                      $ 3,107,440    $1,014        $1.23    3.3%   $3,008,678     $  981     $1.19
  Atlanta                     $ 1,088,044    $  599        $0.64   -9.0%   $1,195,253     $  659     $0.71
  Austin                      $   646,218    $  922        $1.25    3.9%   $  621,891     $  887     $1.20
  Indianapolis                $   520,626    $  697        $0.85   -3.1%   $  537,075     $  719     $0.87
  Eastern Kansas              $   638,001    $  937        $1.09   12.3%   $  568,289     $  834     $0.97
  Chicago                     $   417,570    $2,201        $2.57    0.2%   $  416,933     $2,197     $2.57
                              -----------    ------        -----   -----   ----------     ------     -----
    Total                     $ 6,417,900    $  891        $1.05    1.1%   $6,348,119     $  882     $1.04
                              ===========    ======        =====   =====   ==========     ======     =====



                       AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON"
                                  (WHOLLY-OWNED & CO-INVESTMENT PROPERTIES)
             THREE MONTHS ENDED SEPTEMBER 30, 1997 VERSUS THREE MONTHS ENDED SEPTEMBER 30, 1996

Excluding Autumn Chase II, Gleneagles II, Crown II, Regents III, Vinings Square, Vinings II, Pleasant Hill, Chevy,
Willowbrook, Barrett, River Park, Aurora, Fossil, Danada and Verandah


                                        7/1/97-9/30/97                            7/1/96-9/30/96
                         No. of---------------------------------     %    --------------------------------
                          Apts.  Amount/%  Per Unit    Per Sq Ft  Change     Amount/%   Per Unit Per Sq Ft
                        -------  --------  --------   ----------  ------   ----------   -------- ---------
                       <c)

WEIGHTED AVG. OCCUPANCY
-----------------------
  Dallas                  4,088     95.4%                           0.4%        95.1%
  Atlanta                 2,812     92.7%                          -1.8%        94.4%
  Austin                  1,523     94.7%                           0.3%        94.3%
  Houston                   754     96.0%                           3.7%        92.5%
  Indianapolis              996     90.8%                          -2.8%        93.5%
  Eastern Kansas            908     91.1%                          -2.0%        93.0%
  Chicago                   614     96.3%                           2.1%        94.3%
                                    -----                          -----        -----
     Weighted Average               94.0%                          -0.3%        94.3%
                         ------     =====                          =====        =====
        Total            11,695
                         ======

WEIGHTED AVG. RENTAL RATE
-------------------------
  Dallas                                       $637                 3.7%                    $615
  Atlanta                                      $729                 1.4%                    $719
  Austin                                       $618                -2.7%                    $635
  Houston                                      $721                 1.9%                    $708
  Indianapolis                                 $570                 0.8%                    $565
  Eastern Kansas                               $650                 0.1%                    $649
  Chicago                                      $952                 2.9%                    $925
                                               ----                 ----                    ----
     Weighted Average                          $674                 1.6%                    $663
                                               ====                 ====                    ====





                       AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON"
                            (WHOLLY-OWNED & CO-INVESTMENT PROPERTIES) - CONTINUED
             THREE MONTHS ENDED SEPTEMBER 30, 1997 VERSUS THREE MONTHS ENDED SEPTEMBER 30, 1996

Excluding Autumn Chase II, Gleneagles II, Crown II, Regents III, Vinings Square, Vinings II, Pleasant Hill, Chevy,
Willowbrook, Barrett, River Park, Aurora, Fossil, Danada and Verandah

                                        7/1/97-9/30/97                            7/1/96-9/30/96
                               ---------------------------------     %    --------------------------------
                                 Amount/%  Per Unit    Per Sq Ft  Change     Amount/%   Per Unit Per Sq Ft
                                 --------  --------   ----------  ------   ----------   -------- ---------
TOTAL PROPERTY REVENUES                           Per Month                                 Per Month
-----------------------                          ----------                                ----------
Dallas                        $ 7,870,191    $  642        $0.78    4.1%  $ 7,563,361       $617     $0.75
Atlanta                       $ 6,023,337    $  714        $0.75   -0.4%  $ 6,050,074       $717     $0.75
Austin                        $ 2,827,696    $  619        $0.87   -0.4%  $ 2,838,928       $621     $0.87
Houston                       $ 1,641,005    $  725        $0.78    6.8%  $ 1,537,087       $680     $0.73
Indianapolis                  $ 1,660,676    $  556        $0.67   -1.9%  $ 1,692,192       $566     $0.69
Eastern Kansas                $ 1,740,710    $  639        $0.74    0.4%  $ 1,733,235       $636     $0.74
Chicago                       $ 1,849,694    $1,004        $1.15    5.5%  $ 1,752,920       $952     $1.09
                              -----------    ------        -----   -----  -----------       ----     -----
    Total                     $23,613,310    $  673        $0.79    1.9%  $23,167,797       $660     $0.77
                              ===========    ======        =====   =====  ===========       ====     =====
PROPERTY OPERATING EXPENSES                     (ANNUALIZED)                              (ANNUALIZED)
---------------------------                     ------------                              ------------
  Dallas                      $ 3,732,179    $3,652        $4.42    2.3%  $ 3,647,670     $3,569     $4.32
  Atlanta                     $ 2,199,281    $3,128        $3.29    0.6%  $ 2,185,184     $3,108     $3.27
  Austin                      $ 1,352,073    $3,551        $4.98    6.7%  $ 1,266,644     $3,327     $4.66
  Houston                     $   673,265    $3,572        $3.86   -7.2%  $   725,608     $3,849     $4.16
  Indianapolis                $   701,508    $2,817        $3.42    5.3%  $   666,464     $2,677     $3.25
  Eastern Kansas              $   706,682    $3,113        $3.62   -0.9%  $   713,068     $3,141     $3.65
  Chicago                     $   851,527    $5,547        $6.37   -1.7%  $   866,587     $5,646     $6.48
                              -----------    ------        -----   -----  -----------     ------     -----
    Total                     $10,216,515    $3,494        $4.10    1.4%  $10,071,225     $3,445     $4.04
                              ===========    ======        =====   =====  ===========     ======     =====
Operating Efficiency                43.3%                                       43.5%
                              ===========                                 ===========
NET OPERATING INCOME                             PER MONTH                                   PER MONTH
--------------------                             ---------                                  ----------
  Dallas                      $ 4,138,012      $337        $0.41    5.7%  $ 3,915,691       $319     $0.39
  Atlanta                     $ 3,824,056      $453        $0.48   -1.1%  $ 3,864,890       $458     $0.48
  Austin                      $ 1,475,623      $323        $0.45   -6.1%  $ 1,572,284       $344     $0.48
  Houston                     $   967,740      $428        $0.46   19.3%  $   811,479       $359     $0.39
  Indianapolis                $   959,169      $321        $0.39   -6.5%  $ 1,025,728       $343     $0.42
  Eastern Kansas              $ 1,034,028      $380        $0.44    1.4%  $ 1,020,167       $375     $0.44
  Chicago                     $   998,167      $542        $0.62   12.6%  $   886,332       $481     $0.55
                              -----------      ----        -----   -----  -----------       ----     -----
    Total                     $13,396,795      $382        $0.45    2.3%  $13,096,572       $373     $0.44
                              ===========      ====        =====   =====  ===========       ====     =====
Operating Margin                    56.7%                                       56.5%
                              ===========                                 ===========




                       AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON"
                            (WHOLLY-OWNED & CO-INVESTMENT PROPERTIES) - CONTINUED
             THREE MONTHS ENDED SEPTEMBER 30, 1997 VERSUS THREE MONTHS ENDED SEPTEMBER 30, 1996

Excluding Autumn Chase II, Gleneagles II, Crown II, Regents III, Vinings Square, Vinings II, Pleasant Hill, Chevy,
Willowbrook, Barrett, River Park, Aurora, Fossil, Danada and Verandah

                                        7/1/97-9/30/97                            7/1/96-9/30/96
                               ---------------------------------     %    --------------------------------
                                 Amount/%  Per Unit    Per Sq Ft  Change     Amount/%   Per Unit Per Sq Ft
                                 --------  --------   ----------  ------   ----------   -------- ---------
CAPITAL EXPENDITURES                            (ANNUALIZED)                              (ANNUALIZED)
--------------------                            ------------                              ------------
  Dallas                      $   290,482      $284        $0.34   16.7%     $248,991       $244     $0.29
  Atlanta                     $   252,662      $359        $0.38  331.0%     $ 58,628       $ 83     $0.09
  Austin                      $   167,537      $440        $0.62  180.9%     $ 59,646       $157     $0.22
  Houston                     $    21,096      $112        $0.12  -23.8%     $ 27,685       $147     $0.16
  Indianapolis                $    63,496      $255        $0.31   58.4%     $ 40,088       $161     $0.20
  Eastern Kansas              $    83,956      $370        $0.43   92.2%     $ 43,681       $192     $0.22
  Chicago                     $    43,310      $282        $0.32   29.8%     $ 33,373       $217     $0.25
                              -----------      ----        -----  ------     --------       ----     -----
    Total                     $   922,539      $316        $0.37   80.2%     $512,092       $175     $0.21
                              ===========      ====        =====  ======     ========       ====     =====

REPAIRS AND MAINTENANCE                        (ANNUALIZED)                                (ANNUALIZED)
-----------------------                        ------------                                ------------
  Dallas                      $   759,187    $  743        $0.90   17.6%   $  645,545     $  632     $0.76
  Atlanta                     $   428,599    $  610        $0.64   47.3%   $  291,010     $  414     $0.43
  Austin                      $   231,984    $  609        $0.85   20.3%   $  192,833     $  506     $0.71
  Houston                     $    46,427    $  246        $0.27   -5.2%   $   48,951     $  260     $0.28
  Indianapolis                $   175,678    $  706        $0.86   21.8%   $  144,244     $  579     $0.70
  Eastern Kansas              $    94,855    $  418        $0.49    9.6%   $   86,551     $  381     $0.44
  Chicago                     $   150,629    $  981        $1.13    1.1%   $  148,924     $  970     $1.11
                              -----------    ------        -----  ------   ----------     ------     -----
    Total                     $ 1,887,359    $  646        $0.76   21.1%   $1,558,059     $  533     $0.62
                              ===========    ======        =====  ======   ==========     ======     =====

REAL ESTATE TAXES                               (ANNUALIZED)                               (ANNUALIZED)
-----------------                               ------------                               ------------
  Dallas                      $ 1,037,024    $1,015        $1.23    2.2%   $1,014,894     $  993     $1.20
  Atlanta                     $   326,791    $  465        $0.49  -26.1%   $  442,169     $  629     $0.66
  Austin                      $   348,696    $  916        $1.28    4.8%   $  332,715     $  874     $1.23
  Houston                     $   259,739    $1,378        $1.49  -10.7%   $  290,703     $1,542     $1.67
  Indianapolis                $   177,732    $  714        $0.87   -0.7%   $  179,025     $  719     $0.87
  Eastern Kansas              $   212,667    $  937        $1.09   10.6%   $  192,334     $  847     $0.98
  Chicago                     $   274,922    $1,791        $2.06    0.7%   $  273,123     $1,779     $2.04
                              -----------    ------        -----   -----   ----------     ------     -----
    Total                     $ 2,637,571    $  902        $1.06   -3.2%   $2,724,963     $  932     $1.09
                              ===========    ======        =====   =====   ==========     ======     =====



                       AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON"
                                  (WHOLLY-OWNED & CO-INVESTMENT PROPERTIES)
              NINE MONTHS ENDED SEPTEMBER 30, 1997 VERSUS NINE MONTHS ENDED SEPTEMBER 30, 1996

Excluding Autumn Chase II, Gleneagles II, Crown II, Regents III, Vinings Square, Vinings II, Pleasant Hill, Chevy,
Willowbrook, Barrett, River Park, Aurora, Fossil, Danada and Verandah


                                        1/1/97-9/30/97                            1/1/96-9/30/96
                         No. of---------------------------------      %   --------------------------------
                         Apts.   Amount/%  Per Unit    Per Sq Ft   Change    Amount/%   Per Unit Per Sq Ft
                        -------  --------  --------   ----------   ------   ----------  -------- ---------
                        <c)

WEIGHTED AVG. OCCUPANCY
-----------------------
  Dallas                  4,088     94.6%                           -0.6%        95.2%
  Atlanta                 2,812     93.5%                           -1.0%        94.5%
  Austin                  1,523     94.3%                           -0.3%        94.6%
  Houston                   754     94.6%                            5.1%        90.0%
  Indianapolis              996     92.0%                           -1.8%        93.7%
  Eastern Kansas            908     92.2%                            0.6%        91.6%
  Chicago                   614     94.3%                           -0.7%        95.0%
                                    -----                           -----        -----
    Weighted Average                93.9%                           -0.3%        94.2%
                         ------     =====                           =====        =====
      Total              11,695
                         ======

WEIGHTED AVG. RENTAL RATE
-------------------------
  Dallas                                       $631                  3.5%                   $609
  Atlanta                                      $727                  2.5%                   $710
  Austin                                       $619                 -2.0%                   $632
  Houston                                      $710                 -0.4%                   $712
  Indianapolis                                 $572                  1.2%                   $565
  Eastern Kansas                               $646                  0.5%                   $643
  Chicago                                      $950                  3.4%                   $919
                                               ----                  ----                   ----
    Weighted Average                           $670                  1.9%                   $658
                                               ====                  ====                   ====





                       AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON"
                            (WHOLLY-OWNED & CO-INVESTMENT PROPERTIES) - CONTINUED
              NINE MONTHS ENDED SEPTEMBER 30, 1997 VERSUS NINE MONTHS ENDED SEPTEMBER 30, 1996

Excluding Autumn Chase II, Gleneagles II, Crown II, Regents III, Vinings Square, Vinings II, Pleasant Hill, Chevy,
Willowbrook, Barrett, River Park, Aurora, Fossil, Danada and Verandah

                                        1/1/97-9/30/97                            1/1/96-9/30/96
                               ---------------------------------      %   --------------------------------
                                 Amount/%  Per Unit    Per Sq Ft   Change    Amount/%   Per Unit Per Sq Ft
                                 --------  --------   ----------   ------   ----------  -------- ---------
TOTAL PROPERTY REVENUES                           PER MONTH                                   PER MONTH
-----------------------                           ---------                                   ---------
  Dallas                      $23,071,598      $627        $0.76     3.0%  $22,400,440      $609     $0.74
  Atlanta                     $18,084,071      $715        $0.75     1.5%  $17,814,299      $704     $0.74
  Austin                      $ 8,408,921      $613        $0.86    -0.4%  $ 8,442,100      $616     $0.86
  Houston                     $ 4,787,483      $705        $0.76     6.6%  $ 4,492,301      $662     $0.72
  Indianapolis                $ 5,025,998      $561        $0.68     0.5%  $ 5,000,282      $558     $0.68
  Eastern Kansas              $ 5,159,897      $631        $0.73     2.1%  $ 5,052,868      $618     $0.72
  Chicago                     $ 5,382,148      $974        $1.12     2.9%  $ 5,229,199      $946     $1.09
                              -----------      ----        -----     ----  -----------      ----     -----
    Total                     $69,920,116      $664        $0.78     2.2%  $68,431,490      $650     $0.76
                              ===========      ====        =====     ====  ===========      ====     =====

PROPERTY OPERATING EXPENSES                     (ANNUALIZED)                               (ANNUALIZED)
---------------------------                     ------------                               -----------
  Dallas                      $10,360,990    $3,379        $4.09    -1.8%  $10,545,735    $3,440     $4.16
  Atlanta                     $ 6,630,107    $3,144        $3.30     0.5%  $ 6,594,017    $3,127     $3.29
  Austin                      $ 3,938,998    $3,448        $4.83     5.7%  $ 3,728,088    $3,264     $4.58
  Houston                     $ 1,982,319    $3,505        $3.79   -11.9%  $ 2,248,997    $3,977     $4.30
  Indianapolis                $ 1,919,686    $2,570        $3.12     0.9%  $ 1,902,369    $2,547     $3.09
  Eastern Kansas              $ 1,999,504    $2,936        $3.41     1.1%  $ 1,978,068    $2,905     $3.38
  Chicago                     $ 2,626,471    $5,704        $6.55    -0.8%  $ 2,647,484    $5,749     $6.60
                              -----------    ------        -----    -----  -----------    ------     -----
    Total                     $29,458,073    $3,358        $3.94    -0.6%  $29,644,758    $3,380     $3.96
                              ===========    ======        =====    =====  ===========    ======     =====
Operating Efficiency                42.1%                                        43.3%
                              ===========                                  ===========





                       AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON"
                            (WHOLLY-OWNED & CO-INVESTMENT PROPERTIES) - CONTINUED
              NINE MONTHS ENDED SEPTEMBER 30, 1997 VERSUS NINE MONTHS ENDED SEPTEMBER 30, 1996

Excluding Autumn Chase II, Gleneagles II, Crown II, Regents III, Vinings Square, Vinings II, Pleasant Hill, Chevy,
Willowbrook, Barrett, River Park, Aurora, Fossil, Danada and Verandah

                                        1/1/97-9/30/97                            1/1/96-9/30/96
                               ---------------------------------      %   --------------------------------
                                 Amount/%  Per Unit    Per Sq Ft   Change    Amount/%   Per Unit Per Sq Ft
                                 --------  --------   ----------   ------   ----------  -------- ---------
NET OPERATING INCOME                              PER MONTH                                 PER MONTH
--------------------                              ---------                                 ---------
  Dallas                      $12,710,608      $345        $0.42     7.2%  $11,854,705      $322     $0.39
  Atlanta                     $11,453,964      $453        $0.48     2.1%  $11,220,283      $443     $0.47
  Austin                      $ 4,469,923      $326        $0.46    -5.2%  $ 4,714,012      $344     $0.48
  Houston                     $ 2,805,164      $413        $0.45    25.0%  $ 2,243,304      $331     $0.36
  Indianapolis                $ 3,106,312      $347        $0.42     0.3%  $ 3,097,912      $346     $0.42
  Eastern Kansas              $ 3,160,394      $387        $0.45     2.8%  $ 3,074,801      $376     $0.44
  Chicago                     $ 2,755,678      $499        $0.57     6.7%  $ 2,581,715      $467     $0.54
                              -----------      ----        -----    -----  -----------      ----     -----
    Total                     $40,462,043      $384        $0.45     4.3%  $38,786,732      $369     $0.43
                              ===========      ====        =====    =====  ===========      ====     =====
Operating Margin                    57.9%                                        56.7%
                              ===========                                  ===========

CAPITAL EXPENDITURES                            (ANNUALIZED)                              (ANNUALIZED)
--------------------                            -------------                             ------------
  Dallas                      $ 1,385,195      $452        $0.55   147.7%  $   559,163      $182     $0.22
  Atlanta                     $   609,715      $289        $0.30   142.3%  $   251,589      $119     $0.13
  Austin                      $   407,850      $357        $0.50   117.3%  $   187,716      $164     $0.23
  Houston                     $    59,951      $106        $0.11   -23.0%  $    77,851      $138     $0.15
  Indianapolis                $   155,009      $208        $0.25    70.2%  $    91,100      $122     $0.15
  Eastern Kansas              $   167,230      $246        $0.29   107.4%  $    80,621      $118     $0.14
  Chicago                     $   154,105      $335        $0.38    56.1%  $    98,713      $214     $0.25
                              -----------      ----        -----   ------  -----------      ----     -----
    Total                     $ 2,939,055      $335        $0.39   118.2%  $ 1,346,753      $154     $0.18
                              ===========      ====        =====   ======  ===========      ====     =====

REPAIRS AND MAINTENANCE                         (ANNUALIZED)                               (ANNUALIZED)
-----------------------                         ------------                               ------------
  Dallas                      $ 1,815,743    $  592        $0.72     6.6%   $1,703,773    $  556     $0.67
  Atlanta                     $ 1,035,362    $  491        $0.52    21.3%   $  853,316    $  405     $0.43
  Austin                      $   682,949    $  598        $0.84    27.1%   $  537,400    $  470     $0.66
  Houston                     $   129,546    $  229        $0.25   -20.8%   $  163,507    $  289     $0.31
  Indianapolis                $   416,109    $  557        $0.68    15.2%   $  361,336    $  484     $0.59
  Eastern Kansas              $   277,117    $  407        $0.47     6.7%   $  259,626    $  381     $0.44
  Chicago                     $   414,517    $  900        $1.03     0.0%   $  414,632    $  900     $1.03
                              -----------    ------        -----    -----   ----------    ------     -----
    Total                     $ 4,771,342    $  544        $0.64    11.1%   $4,293,589    $  490     $0.57
                              ===========    ======        =====    =====   ==========    ======     =====




                       AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON"
                            (WHOLLY-OWNED & CO-INVESTMENT PROPERTIES) - CONTINUED
              NINE MONTHS ENDED SEPTEMBER 30, 1997 VERSUS NINE MONTHS ENDED SEPTEMBER 30, 1996

Excluding Autumn Chase II, Gleneagles II, Crown II, Regents III, Vinings Square, Vinings II, Pleasant Hill, Chevy,
Willowbrook, Barrett, River Park, Aurora, Fossil, Danada and Verandah

                                        1/1/97-9/30/97                            1/1/96-9/30/96
                               ---------------------------------      %   --------------------------------
                                 Amount/%  Per Unit    Per Sq Ft   Change    Amount/%   Per Unit Per Sq Ft
                                 --------  --------   ----------   ------   ----------  -------- ---------

REAL ESTATE TAXES                               (ANNUALIZED)                              (ANNUALIZED)
-----------------                               ------------                              ------------
  Dallas                      $ 3,107,440    $1,014        $1.23     3.3%   $3,008,678    $  981     $1.19
  Atlanta                     $ 1,294,045    $  614        $0.64    -8.1%   $1,407,671    $  667     $0.70
  Austin                      $ 1,046,088    $  916        $1.28     4.8%   $  998,145    $  874     $1.23
  Houston                     $   698,402    $1,235        $1.34   -20.6%   $  880,110    $1,556     $1.68
  Indianapolis                $   520,626    $  697        $0.85    -3.1%   $  537,075    $  719     $0.87
  Eastern Kansas              $   638,001    $  937        $1.09    12.3%   $  568,289    $  834     $0.97
  Chicago                     $   904,619    $1,964        $2.25     5.6%   $  857,049    $1,861     $2.14
                              -----------    ------        -----    -----   ----------    ------     -----
    Total                     $ 8,209,222    $  936        $1.10    -0.6%   $8,257,018    $  941     $1.10
                              ===========    ======        =====     ====   ==========    ======     =====


AMLI RESIDENTIAL PROPERTIES TRUST
PROPERTY INFORMATION
As of September 30, 1997

                                                                                      Qtr ended
                                                                                   Sept. 30, 1997
                                                               Approx-                 Average     Qtr ended
                                                                imate                Rental Rates  Sept. 30,
                                                       Number  Rentable   Average   -------------    1997
                                     Year     Year       of     Area     Unit Size  Per      Per    Average
PROPERTIES          Location       Acquired Completed   Units  (Sq Ft)    (Sq Ft)   Unit    Sq Ft  Occupancy
----------          --------       -------- ---------  ------ ---------  ---------  ----    ----- -----------
DALLAS/FT.
WORTH, TX
----------
Amli:
 at Autumn Chase    Carrollton, TX     1991      1987     226   180,868        800  $649    $0.81       93.8%
 at Autumn Chase II Carrollton, TX               1996     224   193,420        863   746     0.86       92.7%
 at Bear Creek      Euless, TX         1989      1986     350   275,010        786   581     0.74       94.4%
 at Chase Oaks      Plano, TX          1994      1986     250   193,736        775   663     0.86       97.1%
 at Gleneagles      Dallas, TX         1988      1987     326   274,300        841   641     0.76       97.2%
 at Gleneagles II   Dallas, TX                   1997     264   247,002        936   764     0.82       95.2%
 on the Green       Ft. Worth, TX      1994   1990/93     424   358,560        846   712     0.84       93.7%
 at Nantucket       Dallas, TX         1988      1986     312   222,208        712   536     0.75       96.9%
 of North Dallas    Dallas, TX      1989/90   1985/86   1,032   905,590        878   633     0.72       94.5%
 at Reflections     Irving, TX         1993      1986     212   174,332        822   659     0.80       96.9%
 on Rosemeade       Dallas, TX         1990      1987     236   205,382        870   651     0.75       95.8%
 on Timberglen      Dallas, TX         1990      1985     260   201,198        774   595     0.77       96.9%
 at Valley Ranch    Irving, TX         1990      1985     460   389,940        848   674     0.79       95.8%
                                                        ----- ---------        ---  ----    -----      ------
  Subtotal-Dallas/
   Ft. Worth, TX                                        4,576 3,821,546        835  $650    $0.78       95.3%
                                                        ----- ---------        ---  ----    -----      ------

ATLANTA, GA
-----------
Amli:
 at Sope Creek      Marietta, GA             1982/83/
                                                1995      695   632,393        910  $689    $0.76       93.1%
 at Spring Creek    Dunwoody, GA             1985/86/   1,180 1,080,560        916   702     0.77       93.6%
                                               87/89
 at Vinings         Atlanta, GA        1992      1985     208   229,708      1,104   775     0.70       92.5%
 at Vinings-Phase IIAtlanta, GA        1997      1985     152   144,532        951   734     0.77       93.0%
 at West Paces      Atlanta, GA        1993      1992     337   314,707        934   860     0.92       92.1%
                                                       ------ ---------      -----  ----    -----      ------
  Subtotal-
  Atlanta, GA                                           2,572 2,401,900        934  $727    $0.78       93.1%
                                                       ------ ---------      -----  ----    -----      ------




AMLI RESIDENTIAL PROPERTIES TRUST
PROPERTY INFORMATION - CONTINUED
As of September 30, 1997
                                                                                      Qtr ended
                                                                                   Sept. 30, 1997
                                                               Approx-                 Average     Qtr ended
                                                                imate                Rental Rates  Sept. 30,
                                                       Number  Rentable   Average   -------------    1997
                                     Year     Year        of    Area     Unit Size  Per      Per    Average
PROPERTIES          Location       Acquired Completed   Units  (Sq Ft)    (Sq Ft)   Unit    Sq Ft  Occupancy
----------          --------       -------- ---------  ------ ---------  ---------  ----    ----- -----------
AUSTIN, TEXAS
-------------
Amli:
 at the Arboretum   Austin, TX         1986      1983     231   178,116        771  $675    $0.88       94.7%
 in Great Hills     Austin, TX         1991      1985     344   256,892        747   668     0.89       95.0%
 at Lantana Ridge   Austin, TX         1997      1997     354   311,808        881   813     0.92       83.1%
 at Martha's
   Vineyard         Austin, TX         1992      1986     360   253,328        704   597     0.85       95.3%
                                                      ------- ---------     ------  ----    -----       -----
  Subtotal-
  Austin, TX                                            1,289 1,000,144        776  $689    $0.89       91.7%
                                                      ------- ---------      -----  ----    -----       -----
EASTERN KANSAS
--------------
Amli:
 at Alvamar         Lawrence, KS       1994      1989     152   125,800        828  $665    $0.80       86.8%
 at Crown Colony    Topeka, KS         1994      1986     156   120,984        776   557     0.72       90.4%
 at Crown Colony II Topeka, KS                   1997      64    51,292        801   629     0.78       80.7%
 at Regents Center  Overland Park, KS  1994   1991-95     300   274,170        914   724     0.79       93.0%
 at Regents Center
  III               Overland Park, KS            1997     124   123,728        998   771     0.77       94.4%
 at Sherwood        Topeka, KS         1994      1993     300   260,340        868   615     0.71       91.7%
                                                       ------ ---------      -----   ---    -----       -----
  Subtotal
   -Eastern KS                                          1,096   956,314        873  $662    $0.76       90.8%
                                                       ------ ---------      -----  ----    -----       -----
INDIANAPOLIS, IN
----------------
Amli:
 at Riverbend       Indianapolis, IN1992/93   1983/85     996   820,712        824  $570    $0.69       90.8%
                                                       ------   -------        ---  ----    -----       -----

CHICAGO, IL
------------
Amli:
 at Park Sheridan   Chicago, IL        1989      1986     253   216,315        855  $905    $1.06       95.5%
                                                       ------ ---------        ---  ----    -----       -----
  TOTAL
   PROPERTIES                                          10,782 9,216,931        855  $673    $0.79       93.5%
                                                       ====== =========        ===  ====    =====       =====




AMLI RESIDENTIAL PROPERTIES TRUST
PROPERTY INFORMATION - CONTINUED
As of September 30, 1997
                                                                                      Qtr ended
                                                                                   Sept. 30, 1997
                                                               Approx-                 Average     Qtr ended
                                                                imate                Rental Rates  Sept. 30,
                                                       Number  Rentable   Average   -------------    1997
                                     Year     Year        of    Area     Unit Size  Per      Per    Average
PROPERTIES          Location       Acquired Completed   Units  (Sq Ft)    (Sq Ft)   Unit    Sq Ft  Occupancy
----------          --------       -------- ---------  ------ ---------  ---------  ----    ----- -----------

CO-INVESTMENT
PROPERTIES
--------------
ATLANTA, GA

Amli:
 at Pleasant Hill   Atlanta,GA                   1996     502   501,816      1,000  $804    $0.80       93.0%
 at River Park      Atlanta, GA                  1997     222   225,892      1,018   799     0.79       85.1%
 at Towne Creek     Gainesville, GA              1989     150   121,722        811   650     0.80       88.9%
 at Willeo Creek    Roswell, GA        1995      1989     242   297,302      1,229   804     0.65       91.2%
                                                        ----- ---------      -----  ----    -----      ------
  Subtotal-
   Atlanta, GA                                          1,116 1,146,732      1,028  $782    $0.76       90.5%
                                                        ----- ---------      -----  ----    -----      ------

CHICAGO, IL
-----------
Amli:
 at Prairie
 Court              Oak Park, IL                 1987     125   105,578        845$1,055    $1.25       95.2%
 at Windbrooke      Buffalo Grove, IL  1995      1987     236   213,160        903   948     1.05       97.7%
 at Chevy Chase     Buffalo Grove, IL  1996      1988     592   480,676        812   913     1.12       95.5%
 at Danada          Wheaton, IL        1997 1989/1991     600   521,500        869   915     1.05       93.7%
 at Willowbrook     Willowbrook, IL    1996      1987     488   418,404        857   905     1.06       93.0%
                                                         ---- ---------        ---------    -----       -----
  Subtotal-
  Chicago, IL                                           2,041 1,739,318        852  $925    $1.08       94.6%
                                                        ----- ---------        ---  ----    -----       -----

DALLAS/FT. WORTH
----------------
Amli:
 at Verandah        Arlington, TX      1997 1986/1991     538   394,504        733  $657    $0.90       94.2%
                                                       ------ ---------        ---  ----    -----       -----





AMLI RESIDENTIAL PROPERTIES TRUST
PROPERTY INFORMATION - CONTINUED
As of September 30, 1997
                                                                                      Qtr ended
                                                                                   Sept. 30, 1997
                                                               Approx-                 Average     Qtr ended
                                                                imate                Rental Rates  Sept. 30,
                                                       Number  Rentable   Average   -------------    1997
                                     Year     Year        of    Area     Unit Size  Per      Per    Average
PROPERTIES          Location       Acquired Completed   Units  (Sq Ft)    (Sq Ft)   Unit    Sq Ft  Occupancy
----------          --------       -------- ---------  ------ ---------  ---------  ----    ----- -----------

AUSTIN, TX
----------
Amli:
 at Park Place      Austin, TX         1994      1985     588   397,968        677  $579    $0.86       94.1%
                                                       ------ ---------        ---  ----    -----       -----

HOUSTON, TX
Amli at:
 Champions Centre   Houston, TX        1994      1994     192   164,480        857  $692    $0.81       96.1%
 Champions Park     Houston, TX        1994      1991     246   221,646        901   731     0.81       96.4%
 Greenwood Forest   Houston, TX        1995      1995     316   310,844        984   738     0.75       95.6%
                                                       ------   -------        ---  ----    -----       -----
   Subtotal-
     Houston, TX                                          754   696,970        924  $724    $0.78       96.0%
                                                       ----------------       ----  ----    -----       -----
  TOTAL CO-INVESTMENT
    PROPERTIES                                          5,037 4,375,492        869  $794    $0.91       93.8%
                                                       ================        ===  ====    =====       =====
  TOTAL                                                15,81913,592,423        859  $711    $0.83       93.6%
                                                       ================        ===  ====    =====       =====



AMLI RESIDENTIAL PROPERTIES TRUST
COMPONENTS OF PROPERTY EBITDA

                                                             WHOLLY-OWNED
                       ------------------------------------------------------------------------------------
                                    THREE MONTHS ENDED                          NINE MONTHS ENDED
                                       SEPTEMBER 30,                              SEPTEMBER 30,
                         ---------------------------------------     --------------------------------------
                                                            %                                          %
                             1997          1996           Change        1997          1996           Change
                           --------      --------        -------      --------      --------        -------
PROPERTY REVENUES
-----------------
Rental Income
-------------
 Same Store
  Communities (1)          $ 17,971      $ 17,804           0.9%      $ 53,426      $ 52,809           1.2%
 New Communities (2)            466           345          35.0%         1,380           537         157.0%
 Development and/or
  Lease-up
  Communities (3)             1,196            74        1520.0%         2,622            74        3449.9%
 Acquisition
  Communities (4)               402         --             --              568         --             --
                           --------      --------        -------      --------      --------        -------
     Total                 $ 20,035      $ 18,223           9.9%      $ 57,996      $ 53,420           8.6%
                           ========      ========        =======      ========      ========        =======
Other Revenues
--------------
 Same Store
  Communities              $  1,032      $    863          19.6%      $  2,871      $  2,366          21.3%
 New Communities                 22            21           5.4%            60            44          38.6%
 Development and/or
  Lease-up
  Communities                   102            18         459.2%           218            17        1157.7%
 Acquisition
  Communities                    11         --             --               12         --             --
                           --------      --------        -------      --------      --------        -------
     Total                 $  1,167      $    902          29.3%      $  3,161      $  2,427          30.3%
                           ========      ========        =======      ========      ========        =======




AMLI RESIDENTIAL PROPERTIES TRUST
COMPONENTS OF PROPERTY EBITDA - CONTINUED

                                                             WHOLLY-OWNED
                       ------------------------------------------------------------------------------------
                                    THREE MONTHS ENDED                          NINE MONTHS ENDED
                                       SEPTEMBER 30,                              SEPTEMBER 30,
                         ---------------------------------------     --------------------------------------
                                                            %                                          %
                             1997          1996           Change        1997          1996           Change
                           --------      --------        -------      --------      --------        -------
Total Property Revenues
-----------------------
 Same Store
  Communities              $ 19,003      $ 18,667           1.8%      $ 56,297      $ 55,175           2.0%
 New Communities                488           366          33.4%         1,440           581         147.7%
 Development and/or
  Lease-up
  Communities                 1,298            92        1308.8%         2,840            91        3015.3%
 Acquisition
  Communities                   413         --             --              580         --             --
                           --------      --------        -------      --------      --------        -------
     Total                 $ 21,202      $ 19,125          10.9%      $ 61,157      $ 55,847           9.5%
                           ========      ========        =======      ========      ========        =======
PROPERTY EBITDA
---------------
 Same Store
  Communities              $ 10,813      $ 10,605           2.0%      $ 32,713      $ 31,560           3.7%
 New Communities                312           183          71.0%           905           194         365.6%
 Development and/or
  Lease-up
  Communities                   782             1          --             1669          (32)          --
 Acquisition
  Communities                   274         --             --              389         --             --
                           --------      --------        -------      --------      --------        -------
     Total                 $ 12,181      $ 10,789          12.9%      $ 35,675      $ 31,722          12.5%
                           ========      ========        =======      ========      ========        =======





AMLI RESIDENTIAL PROPERTIES TRUST
COMPONENTS OF PROPERTY EBITDA - CONTINUED


                                                       CO-INVESTMENTS AT 100%
                       ------------------------------------------------------------------------------------
                                    THREE MONTHS ENDED                          NINE MONTHS ENDED
                                       SEPTEMBER 30,                              SEPTEMBER 30,
                         ---------------------------------------     --------------------------------------
                                                            %                                          %
                             1997          1996           Change        1997          1996           Change
                           --------      --------        -------      --------      --------        -------
PROPERTY REVENUES
-----------------
Rental Income
-------------
 Same Store
  Communities (1)          $  4,398      $  4,284           2.7%      $ 12,969      $ 12,657           2.5%
 New Communities (2)          1,129           992          13.8%         3,424         2,371          44.4%
 Development and/or
  Lease-up
  Communities (3)             1,483         --             --            2,454         --             --
 Acquisition
  Communities (4)             5,370         2,659         102.0%        13,847         4,937         180.4%
                           --------      --------        -------      --------      --------        -------
Total                      $ 12,380      $  7,935          56.0%      $ 32,694      $ 19,965          63.8%
                           ========      ========        =======      ========      ========        =======
Other Revenues
--------------
 Same Store
  Communities              $    214      $    217          -1.3%      $    656      $    600           9.4%
 New Communities                 81            67          20.6%           219           129          69.4%
 Development and/or
  Lease-up
  Communities                   110         --             --              199         --             --
 Acquisition
  Communities                   339           127         167.6%           778           172         353.0%
                           --------      --------        -------      --------      --------        -------
Total                      $    744      $    411          81.0%      $  1,852      $    901         105.6%
                           ========      ========        =======      ========      ========        =======




AMLI RESIDENTIAL PROPERTIES TRUST
COMPONENTS OF PROPERTY EBITDA - CONTINUED

                                                       CO-INVESTMENTS AT 100%
                       ------------------------------------------------------------------------------------
                                    THREE MONTHS ENDED                          NINE MONTHS ENDED
                                       SEPTEMBER 30,                              SEPTEMBER 30,
                         ---------------------------------------     --------------------------------------
                                                            %                                          %
                             1997          1996           Change        1997          1996           Change
                           --------      --------        -------      --------      --------        -------
Total Property Revenues
-----------------------
 Same Store
  Communities              $  4,612      $  4,501           2.5%      $ 13,625      $ 13,257           2.8%
 New Communities              1,210         1,059          14.2%         3,643         2,500          45.7%
 Development and/or
  Lease-up
  Communities                 1,593         --             --            2,653         --             --
 Acquisition
  Communities                 5,709         2,786         104.9%        14,625         5,109         186.3%
                           --------      --------        -------      --------      --------        -------
Total                      $ 13,124      $  8,346          57.3%      $ 34,546      $ 20,866          65.6%
                           ========      ========        =======      ========      ========        =======
PROPERTY EBITDA
---------------
 Same Store
  Communities              $  2,585      $  2,491           3.7%      $  7,750      $  7,227           7.2%
 New Communities                768           685          12.2%         2,381         1,516          57.1%
 Development and/or
  Lease-up
  Communities                   781         --             --              942         --             --
 Acquisition
  Communities                 3,447         1,759          95.9%         9,141         3,263         180.1%
                           --------      --------        -------      --------      --------        -------
Total                      $  7,581      $  4,935          53.6%      $ 20,214      $ 12,006          68.4%
                           ========      ========        =======      ========      ========        =======
Company's share of
 Co-Investment EBITDA      $  1,973      $  1,339          47.4%      $  5,258      $  3,032          73.4%
                           ========      ========        =======      ========      ========        =======
Percent of
 Co-Investment EBITDA           26%           27%                          26%           25%
                           ========      ========                     ========      ========

(1)  Stabilized Communities at 1/1/96.
(2)  Development Communities stabilized after 1/1/96 but before 1/1/97.
(3)  Development Communities not yet stabilized.
(4)  Stabilized Communities acquired after 1/1/96.


AMLI RESIDENTIAL PROPERTIES TRUST
DEVELOPMENT ACTIVITIES
Third Quarter 1997


Under Construction And/Or in Lease Up
                                                Construc-                                Percent   Percent
                                                  tion      First     Comple- Stabili-  Construc-  Leased
Community        Number    Costs     Percent      Start     Units      tion   zation      tion      as of
Name            of Units (millions) Ownership     Date     Occupied    Date    Date      Complete  10/29/97
----------      -------- ---------- ---------   ---------  --------   ------- --------  ---------  --------

ATLANTA,
 GEORGIA
--------
AMLI at
 Barrett Lakes       446      $27.8       35%       3Q/95     4Q/96     4Q/97    2Q/98        91%       81%
 Peachtree City      312      $22.2      100%       3Q/96     3Q/97     2Q/98    4Q/98        45%       48%
 Northwinds          800      $55.5       35%       3Q/96     3Q/97     3Q/99    3Q/00        16%        6%
 Park Creek          200      $12.6      100%       2Q/97     1Q/98     3Q/98    2Q/99        16%        na

DALLAS/FORT WORTH,
 TEXAS
-----------------
AMLI at
 Fossil Creek        384      $23.7       25%       3Q/96     2Q/97     1Q/98    3Q/98        82%       47%
 Autumn Chase III    240      $14.5      100%       3Q/96     4Q/97     3Q/98    4Q/98        53%        na
AMLI on
 the Parkway         240      $15.7      100%       1Q/97     1Q/98     4Q/98    2Q/99         7%        na

AUSTIN, TEXAS
-------------
AMLI at
 Wells Branch        576      $36.5      100%       1Q/97     1Q/98     3Q/99    2Q/00        15%        na

AURORA, ILLINOIS
----------------
AMLI at
  Aurora Crossing    272      $24.5       25%       2Q/96     1Q/97     4Q/97    3Q/98        95%       46%
  Oakhurst North     464      $44.4      100%       1Q/97     1Q/98     4Q/99    1Q/00        10%        na

                   -----     ------
TOTAL              3,934     $277.4
                   =====     ======

AMLI RESIDENTIAL PROPERTIES TRUST
DEVELOPMENT ACTIVITIES (continued)
Third Quarter 1997

PLANNING STAGES
Community        Number
Name            of Units

ATLANTA, GEORGIA
----------------
AMLI at
 Killian Farms       216
 (South Gwinnett)

DALLAS/FORT WORTH, TEXAS
------------------------
AMLI at
 Deerfield (Legacy)  240
 Fossil Creek II     520

-----------


The following is a "Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934. The projections contained in the table above that are not historical facts are forward-looking statements. Risks associated with the Company's development, construction and lease-up activities, which could impact the forward-looking statements may include: development opportunities may be abandoned; construction costs of a community may exceed original estimates, possibly making the community uneconomical; construction and lease-up may not be completed on schedule, resulting in increased debt service and construction costs; estimates of the costs of improvements to bring an acquired property up to the standards established for the market position intended for that property may prove inaccurate.